WINSLOW GREEN SOLUTIONS FUND

Supplement dated March 5, 2010 to
Prospectuses dated April 28, 2009 and August 25, 2009

Brown Investment Advisory Incorporated, the Advisor to the Winslow Green Solutions Fund (the “Fund”), has recommended, and the Board of Trustees of Professionally Managed Portfolios has approved, the liquidation and termination of the Fund.  The Advisor’s recommendation was primarily based on the rapidly expanding and naturally overlapping universe of green solutions companies in the small and mid capitalization categories.  The liquidation is expected to occur after the close of business on April 9, 2010.  Pending liquidation of the Fund, investors will continue to be able to reinvest dividends received in the Fund.

Effective March 30, 2010, the Fund will no longer accept purchases of new shares.  As of that date, the Fund’s Advisor will no longer be actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies and the Fund’s assets will be converted into cash and cash equivalents.  Accordingly, the Fund will no longer be pursuing its stated investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by April 9, 2010, will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.  The usual 2.00% redemption or exchange fee assessed on shares held for less than 90 days will be waived.

If you hold your shares in an IRA account directly with U.S. Bank, you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status.  You must notify the Fund or your financial advisor prior to April 5, 2010 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at (888) 314-9049 or your financial advisor if you have questions or need assistance.

This supplement replaces the Prospectus supplement dated March 1, 2010.

Please retain this supplement with the Prospectus.